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                                                                    EXHIBIT 10.9


LEASE OF COMMERCIAL PROPERTY                   *        UNITED STATES OF AMERICA
LEASE BY ROBERT J. AND IRIS                    *              STATE OF LOUISIANA
      ANN SAIA
TO FAIR GROUNDS CORPORATION                    *             PARISH OF JEFFERSON

********************************************************************************


Robert J. and Iris Ann Saia (herein collectively called Lessor) hereby lease to Fair Grounds Corporation (herein called Lessee), the following described premises:

      Building and all improvements located upon and within the property described in Exhibits "B" and "C" annexed hereto.

This lease is for a term of six (6) months, commencing August 1,1995 and ending January 31, 1996.

This lease is made for and in consideration of the covenants herein contained and for a monthly rental of $8,200.00; the said rental to be payable monthly in advance on the first day of each and every month during the term of this lease. If Lessee shall fail to pay any rental within five (5) days after same is due, Lessee shall be obligated to pay a late charge equal to the greater of One Hundred and no/100 ($100.00) or five percent (5%) of any rental payment or portion thereof not paid when due.

    The net rental hereinabove fixed for the term hereof means that, in addition to the said amounts of actual rental, the Lessee will pay all taxes levied by the State and all political subdivisions on the leased property for the period covered by this lease, and will pay all insurance and premiums on such policies of fire and windstorm, as the Lessors reasonably direct be carried against the leased property during the period covered by this lease. The Lessor shall not require the carrying of fire insurance beyond the full insurable value of the leased property, nor the carrying of windstorm insurance beyond fifty percent (50%) of the amount of fire insurance carried.

    Within thirty (30) days after Lessor's receipt of tax bills, Lessor shall notify Lessee in writing and shall include an invoice showing the full amount of such taxes. A legible copy of the original tax bills shall be attached to said invoice for Lessee's review.

    The taxes and insurance premiums herein provided to be paid by Lessee are a part of the rent for the leased premises, and, should the Lessee fail to pay promptly and punctually any of said taxes, or insurance premiums, the Lessor may, but need not, pay same and recover repayment thereof at once from lessee with interest at the rate of eight percent (8%) per annum from date of payment of same by Lessor.

    The Lessee will make all necessary repairs, excluding repairs to the roof to keep the leased property in a good order as it now is, ordinary

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wear and tear excepted, and is also to keep all toilets in repair to conform with good sanitary conditions. The Lessee is to have the right to sublet the leased premises in whole, or part, to any subtenant for the conduct of any mercantile business of unobjectionable character.

    Lessor will not be responsible for damage caused by leaks in the roof, by bursting of pipes by freezing or otherwise, or by any vices or defects of the leased property, or the consequences thereof, except in the case of positive neglect or failure to take action toward remedying of such defects within reasonable time after having written notice from Lessee of such defects and the damage caused thereby. Should Lessee fail to promptly so notify Lessor, in writing, of any such defects, Lessee will become responsible for any damage resulting to Lessor or other parties.

    The said premises and appurtenances, including locks, keys, lighting, air conditioning & heating, and plumbing systems, and fixtures and attachments, are delivered in good order and Lessee is obligated to keep all of same in like order during the term of this lease; to keep in repair all plumbing, even when injured by freezing; to keep the drains and plumbing clean and to so deliver them at the expiration of this lease; to pay all bills for water, electricity and similar charges as may be attributable to leased premises, to comply with all Laws and Ordinances of the State, City, Board of Health and other public bodies, now in force or which may hereafter be enacted of whatever character, at Lessee's own expense; and to notify Lessor or agent, in writing, any time the leased premises will be unoccupied, so that necessary vacancy permits may be obtained from Lessor's insurance companies, and upon Lessee's failure to do so, Lessor may take such steps as Lessor thinks necessary for Lessor's protection, including retaking possession of the premises without relieving or impairing Lessee's liability.

    No repair shall be due Lessee except such as may be rendered necessary by fire or other casualty, not occasioned by fault or negligence of Lessee. Lessor will not be responsible for damages of any sort to any persons or property, however occasioned, unless caused by the negligence of Lessor; and Lessee shall hold Lessor harmless from any claims by and or liability to third persons however arising, unless caused by negligence of Lessor. Lessor shall at all times have the right to enter the premises for the purpose of inspection and of making such, if any repairs as Lessor may be bound for or elect to make.

    The care, maintenance and repairs of machinery, glass or plate glass are assumed by Lessee, together with all liability or claims fire damages, and Lessee shall maintain liability insurance to the extent of $500,000.00.

    Should Lessee be unable to obtain possession on date of commencement of lease because of delays by tenants, or should there be any other delay in granting possession, not caused by fault of Lessor, this lease shall not be affected thereby, and Lessee shall not be entitled to any damages beyond the remission of rent for such term during which he is deprived possession.

    The destruction in whole or in part of the leased premises, by fire or other casualty, will not vitiate this lease, but the Lessor shall rebuild or repair said leased premises as speedily as practicable, and except as hereinafter stated, substantially as said leased premises were before

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such destruction, and the Lessee shall resume occupancy immediately upon the rebuilding or the repairing being completed, and shall be entitled simply to a credit for the period during which the Lessee shall have been excluded from the occupancy of the premises; provided, however, that where the destruction of the leased premises in whole or in part occurs at so late a period that the Lessee could not be restored to the enjoyment of the leased premises for a period of at least six (6) months before the expiration of this lease or any extensions thereof, the Lessee shall be under no obligation to resume possession, and the Lessor shall be under no obligation to rebuild or repair.

    Lessee is bound not to do or suffer any act to be done or omitted, which would forfeit the insurance, or increase the rate thereof, on any property of Lessor or contents thereof, to whomsoever belonging; not to transfer this lease, in whole or in part, without the written consent of Lessor, which written consent shall not be unreasonably withheld; at the end of this lease to return, by actual delivery of the keys, without further notice, possession of the said premises and appurtenances, broom-cleaned and free of trash, in like good order as received, the usual decay, wear and tear only excepted; to replace all broken glass and to remove any and all signs painted or placed in or upon the leased premises before leaving.

    The Lessee shall not be considered in default as to any obligation or condition of this lease, and the lease shall not be considered as violated in any degree unless the status claimed to be a default or violation shall continue for five (5) days after written notice thereof is delivered by registered mail to the Lessee at the leased premises by or on behalf of the Lessor.

    Lessee is obligated not to make any additions or alterations whatsoever to the premises without written permission. All additions, alterations or improvements made by Lessee with or without consent of Lessor, no matter how attached (except movable trade fixtures), must remain the property of the Lessor, unless otherwise stipulated herein, Lessee however, expressly waiving all right to compensation thereof.

    Lessee shall comply in every respect at Lessee's own expense, with the rules and regulations of the Louisiana Fire prevention Bureau, or those of any similar bureau or association in existence at the time.

    Should Lessee at any time violate any of the conditions of this lease, or fail to comply with any of Lessee's obligations hereunder, or fail to pay the rent or water bill or similar charges punctually at maturity, as stipulated, or upon the filing of a bankruptcy, receivership or respite petition by or against Lessee, or upon Lessee's suspension, failure or insolvency, the rent for the whole unexpired term of this lease shall, without putting Lessee in default, at once become due and exigible, and in any such event, Lessor shall have the option either at once to demand the entire rent for the whole term or to immediately cancel this lease without putting the Lessee in default; Lessee to remain responsible for all damages or losses suffered by Lessor; Lessee hereby assenting thereto and expressly waiving the legal notice to vacate the premises. Failure to strictly and promptly enforce these conditions shall not operate as a waiver of Lessor's rights, Lessor expressly reserving the right to always enforce prompt payment of rent, or to cancel this lease, regardless of any indulgences or extensions previously granted. Failure

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to comply with any condition or obligation of this lease of this lease will make
Lessee liable for any loss or damage sustained. Should Lessee at any time use the leased premises or any option thereof for any illegal or unlawful purpose, or commit, or permit or tolerate the commission therein of any act made punishable by fine or imprisonment under the laws of the United States or the State of Louisiana, or any ordinance of this City or Parish, the remedies set forth in the preceding paragraph shall be available to Lessor immediately without necessity of giving any notice to Lessee.

    At the expiration of this lease, or its termination for other causes, Lessee is obligated to immediately surrender possession. Lessee also expressly waives any notice to vacate at the expiration of this lease and all legal delays, and hereby confesses judgment with costs placing Lessor in possession to be executed at once. Should Lessor allow or permit Lessee to remain in the leased premises after the expiration of this lease, this shall not be construed as a reconduction of this lease.

    No auction sales shall be conducted on the premises without written consent of the Lessor.

    Should any claim in favor of Lessor upon this lease be placed in the hands of an agent or attorney to give special attention to the enforcement of such claim, Lessee shall in order to protect Lessor fully against all expenses, pay as fees and compensation to such agent or attorney, an additional sum of ten percent (10%) of the amount due on such claim, provided that the amount is over $1,000.00, and twenty percent (20%) if that amount be $1,000.00 or under, together with all costs, charges and expenses.

    Lessor hereby reserves the right to post and to keep posted on the property, signs, "For Sale" or "For Rent", during the sixty days preceding the expiration of this lease, and Lessee hereby consents to allow the premises to be inspected on an order from Lessor or agent. in the event that Lessee is absent from the City, at any time during the last mentioned period, keys to the premises will be left with some representative of Lessee in order that the property may be shown, and Lessor or agent will be advised in writing where the keys may be obtained.

                                ADDITIONAL TERMS

1. Lessor warrants that it has full right and authority to lease the Leased Premises upon the terms and conditions herein set forth; and the Lessee shall peacefully and quietly hold and enjoy the Leased Premises for the full term hereof so long as it does not default in the performance of any of its covenants hereunder. Lessor further warrants as of the Commencement Date that: a) Lessor is fully cognizant of the intended use of the demised premises by Lessee, and that such use is in full conformity with all municipal and/or parish zoning ordinances; and b) the building or structure to be occupied by Lessee meets or exceeds ail minimum municipal, parish or state building codes and regulations.

2. Lessee shall have the right and option to extend the terms of the lease for the number of terms and for the number of years for

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      each term set out herein. Lessee shall give notice of its intent to extend its terms hereunder by written notice to Lessor given not sooner than one
      (1) year nor later than sixty (60) days prior to the end of the then current terms. If extended hereunder, the extended term shall be under all of the same terms and conditions as set out in the lease, except as modified herein:

      (a)     Number of Option Terms:                          See Exhibit "A".

      (b)     Length of Option Terms:                          See Exhibit "A".

      (c)     Annual Basic Rental for
              Extended Term:                                   See Exhibit "A".

3. Lessor guarantees Lessee access to a minimum of 65 parking spaces upon the leased premises and within one hundred (100) feet thereof. All such parking spaces shall be hard-surfaced or shelled, and Lessee shall have exclusive use thereof.

4. Lessee may commence the installation of improvements prior to August 1, 1995 but in no event shall rental term begin prior to that date and Lessee shall not be responsible for rentals prior thereto.

5. Lessor hereby grants to Lessee a right of first refusal for the purchase of the leased premises, upon Lessor's receipt of a bona fide offer to purchase from a third party. Such right of first refusal shall be exercised in the following mariner:

    Upon Lessor's receipt of a bona fide offer to purchase from a third party, Lessor shall notify Lessee in writing, via certified or registered mail within five (5) calendar days of receipt of such offer, and shall include therewith a copy of such offer.

    Upon receipt by Lessee of such notice from Lessor, Lessee shall have ten
    (10) calendar days to exercise, in writing, Lessee's right of first refusal by tendering to Lessor, via certified or registered mail, either Lessee's offer to purchase or Lessee's refusal to exercise such right of first refusal.

6. Lessor shall install or reinstall the basic kitchen equipment, movables and plant previously used in the leased premises by the former tenant, and shall make the basic kitchen plant operational.

    Lessor does not make any representations as to the appropriateness of said equipment for Lessee's intended use, but does warrant that all such equipment shall be operational on or before Commencement date of the Lease. Lessee shall thereafter be responsible for the maintenance of said equipment for the term of the lease and any renewals or extensions thereof.

    All such kitchen equipment, movables and fixtures shall be listed and inventoried, and shall remain the property of Lessor, with Lessee having the exclusive use of same for the term of the Lease and any renewals or extensions thereof.


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    The provisions contained in this paragraph also include all tables, chairs, stools, etc. currently in place on the premises.

7. If for any reason beyond the control of the parties, it becomes impossible to receive proper television transmission signals, then this lease may be terminated by Lessee upon sixty (60) days written notice.

8. This lease shall be subject to and predicated upon review and approval by the Parish of Jefferson and the Louisiana State Racing Commission.

9. * Lessee agrees to place Lessor a ten thousand dollar ($10,000.00) rental deposit. This deposit will become due upon the execution of this lease.

10. If for any reason beyond the control of the parties, Lessee loses its license to place and operate video poker machines or OTB activities on the premises, then this lease may be terminated by Lessee upon sixty (60) days written notice.

11. Lessor shall be responsible for protection of the leased premises from termite and/or wood destroying insect infestation and damage.

This lease is to take effect in Louisiana, and is to be governed and controlled by laws of that state.

Executed at New Orleans, Louisiana, this 1st day of August, 1995.

                                               LESSOR:
                                               ------

/s/Diedra Fifee                                By: /s/Robert J. Saia
--------------------------------                  -----------------------------

/s/Carlisa F. De Cosola                        By: /s/Iris Ann Saia
--------------------------------                  ------------------------------
     (witnesses)                               Title:   Owners
                                                     ---------------------------

                                               LESSEE: Fair Grounds
Corporation                                    ------

/s/Diedra Fifee                                By:/s/Bryan G. Krantz
--------------------------------                  ------------------------------

/s/Carlisa F. De Cosola                        Title: President
--------------------------------
  (witnesses)

*  Deposit will be tendered upon completion of provisions in # 8.




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                                   EXHIBIT "A"

Rent for the subject property to be paid according to the following schedule:

Primary term: Six(6) months at $8,200.00 per month.

First Option: Eighteen(18) months at $8,500.00 per month.

Second Option: Twenty-four(24) months at $9,000.00 per month.

Third Option: Twenty-four(24) months at $9,500.00 per month.

Fourth Option: Twenty-four (24) months at $10,000.00 per month.

As additional consideration for the subject lease, Lessor will receive four (4) "free admission" clubhouse passes for the Fair Grounds Race Track for the entire term of this lease.

                                            Fair Grounds Corporation

/s/Robert J. Saia
-----------------------------
/s/Iris Ann Saia                            By:/s/Bryan G. Krantz
-----------------------------                  --------------------------
Lessor                                      Lessee

     8/1/95                                        8/1/95
-----------------------------               -----------------------------
Date                                        Date






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